SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 1, 1999

                           Merrill Lynch & Co., Inc.
             (Exact name of Registrant as specified in its charter)


     Delaware                  1-7182                       13-2740599
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  (State or other           (Commission                (I.R.S. Employer
  jurisdiction of           File Number)              Identification No.)
  incorporation)

World Financial Center, North Tower, New York, New York   10281-1220

           (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events

         On June 1, 1999, Merrill Lynch & Co. Inc., issued the following Press Release.

                                          News
                                          Merrill Lynch & Co., Inc.

                                          World Headquarters
MERRILL LYNCH                             North Tower
LOGO                                      World Financial Center
                                          New York, New York  10281-1331

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                                          Release date: June 1, 1999

                                          For information contact:
                                          MEDIA RELATIONS:
                                          Richard Silverman, (212) 449-9205, or
                                          Susan Thomson, (212) 449-2004
                                          INVESTOR RELATIONS
                                          William L. Hartman, (212) 449-8818



        MERRILL LYNCH SETS NEW INDUSTRY STANDARD FOR ADVICE, ACCESS AND
                     CHOICE IN PERSONAL FINANCIAL SERVICES

         CLIENTS TO HAVE BROADEST RANGE OF CHOICES AND PRICE OPTIONS -
         INCLUDING INTERNET CHANNEL - TO ACCESS INFORMATION, ADVICE AND
      GUIDANCE, FINANCIAL PLANNING, CASH MANAGEMENT, INVESTMENT, ASSET AND
                   LIABILITY MANAGEMENT, E-COMMERCE SERVICES



         NEW YORK, June 1 - Merrill Lynch today announced a new model for personal financial services in the Digital Age, combining its world-class advisory and research capabilities with a powerful technology platform.

         "We have the world's most capable network of financial consultants, who start from the understanding that people's financial needs go far beyond trading stocks, and that most want the advantage of objective, professional advice and guidance. We believe we are creating a comprehensive framework that will revolutionize the concept of personal financial services in America," said David H. Komansky, Chairman and Chief Executive Officer.

         Starting in July, Merrill Lynch will introduce to US investors a complete spectrum of relationship options and financial management tools that will empower them with new flexibility and access, ranging from personalized service from Merrill Lynch financial consultants to economical, self-directed investing via the Internet.

         Clients will be able to customize the global power of Merrill Lynch to fit their unique and changing personal preferences and needs, with the added convenience of unified account access and reporting.

         "Whether clients want advice and guidance from a skilled financial consultant, convenient, self-directed Internet investing, or some combination, they'll get it at Merrill Lynch," said Mr. Komansky. "We're proud that Merrill Lynch is uniquely capable of offering this vast range of services under one roof, backed by our history and reputation for global market intelligence, quality of advice, and financial strength."

         "Charles Merrill revolutionized financial services in the 20th century with the simple yet powerful promise that the client's interest would always come first," added Herbert M. Allison Jr., President and Chief Operating Officer. "Today we are pleased to show how we'll carry that vision into the 21st century, as the preeminent financial advisor for client achievement in what is fast becoming a 24-hour-a-day financial world. This is a natural extension of the client-focused strategy that has attracted over $1.5 trillion in client assets worldwide over the past several decades."

         "We've designed an integrated approach that empowers investors by providing the broadest range of options to create a financial plan and then execute it 'your way,' through investment, asset management, liability management, and sophisticated cash management," said John L. Steffens, Vice Chairman.

         "We've also vastly expanded our e-commerce program, including a business-purchasing hub and our popular Visa(R) Signature(SM) rewards-points program, through which our customers can earn substantial financial benefits. Every investor, whether affluent or in the wealth-accumulation stage, will be able to access Merrill Lynch in a way that provides exceptional value," Mr. Steffens said.

         THE POWER OF MERRILL LYNCH - YOUR WAY

         Components of Merrill Lynch's client-focused program will include the following relationship options:

         ONE FEE, TOTAL ACCESS: A new account with no commissions and pricing based on household assets, at a blended rate of one percent of equity and mutual fund assets and 30 basis points of cash/fixed-income assets; minimum annual fee: $1,500. Fee percentages will decline as assets grow. For an annual, asset-based fee, clients can receive a broad range of Merrill Lynch services, including:

o Personalized service from a Merrill Lynch financial consultant, with periodic review of portfolio performance.
o Unlimited transactions for most investors in most equities, mutual funds and fixed-income products at no additional charge. Orders can be placed via financial consultant, telephone or Internet.
o         FINANCIAL FOUNDATION(R) plan with periodic updates.
o VISA SIGNATURE card and rewards program, with a broad range of cash management services, including no-fee ATM transactions worldwide.
o         MERRILL LYNCH ONLINE(SM), and access to Merrill Lynch research.
o E-COMMERCE LINK, including discounts and VISA(R) SIGNATURE(SM) rewards points, to dozens of vendors.
o         An unlimited number of eligible accounts can be linked.

          This service will be available starting in July.

         TRADITIONAL FINANCIAL CONSULTANT RELATIONSHIPS: Clients will have the option of continuing to do business with a Merrill Lynch financial consultant under the existing commission structure.

         Also, a full range of DISCRETIONARY ASSET MANAGEMENT SERVICES will continue to be available, along with specialized services for high-net worth individuals with assets of $5 million or more.

         For people who want the convenience of doing business via toll-free telephone number, an INVESTOR SERVICES CENTER is available 24 hours a day, seven days a week, for information, advice and transactions.

         INTERNET CHANNEL: For clients preferring a self-directed approach to investing, Merrill Lynch will introduce a new online financial service, designed to address investment, planning and cash management needs.

o        Basic charge of $29.95 per trade for US equities.
o        Online purchase of no-load and load mutual funds.
o        Fixed-income and other products.
o        Online access to cash management services and Merrill Lynch research.

         This service will be available starting in December, 1999.





 NEW TOOLS FOR A TOTAL FINANCIAL RELATIONSHIP

         Other components of the program will give individuals and independent business proprietors powerful new tools to manage their total financial resources:

         ENHANCED CASH MANAGEMENT ACCOUNT(R): Through enhancements to the landmark CMA(R) financial service, clients will be able to easily segregate checking, savings and investment activities with the convenience of Internet access and a unified monthly statement. Features include:

o        Convenience of internet access via Merrill Lynch OnLine(SM).
o        Money market account sweep, with FDIC insurance up to $100,000.
o        Available credit, including overdraft protection and margin credit.
o        The Visa(R) Signature(SM) card and rewards program
o A full range of cash management services, including checking, ATM access, direct deposit, electronic funds transfer and bill-paying.

         E-COMMERCE: Merrill Lynch is establishing a world-class e-Commerce offering for its online clients. Through this vastly expanded "commerce network," the Merrill Lynch online client community will substantially magnify the purchasing power of each of its members. Special services will be available to independent business owners.

o Discounts for goods and services from dozens of new e-Commerce partners will be available through Merrill Lynch OnLine(SM), with the added benefits of VISA SIGNATURE rewards points.
o Independent business owners will receive discounts on thousands of products through the WCMA(R) Account and a link with Works.com, one of the most effective purchasing hubs for small businesses.

THE ROLE OF THE FINANCIAL CONSULTANT

         Merrill Lynch believes that technology guided by human wisdom continues to be the path by which clients will most effectively achieve their financial goals.

         A professional, experienced financial consultant - accountable, committed to long-term performance, equipped to provide advice suitable to all market conditions and augmented by technology - is central to Merrill Lynch's client-focused business strategy.

         The company anticipates a substantial, multi-year expansion of its financial consultant workforce, which now numbers nearly 14,000 in the US.

                                     # # #
     Statements made today may include forward-looking information subject to risks, uncertainties and other factors that could materially affect actual results. These are described in the company's form 8-K, which is available at the SEC's website, www.sec.gov.

                                     # # #
     The following is a discussion of some of the known risks, uncertainties and other factors associated with the strategy discussed in our press release of June 1, 1999.

         The successful initiation of our strategy is dependant in part upon our timely completion of the development of a system that meets technological demands. While our anticipated schedule is based on our reasonable current expectations, there can be no assurance that our systems will be fully operational by such time; currently unforeseen circumstances may result in delays.

         While we anticipate that our strategy will allow us to provide new and existing clients with more product and service options and will enhance the role of our financial consultants, we cannot predict with certainty the degree of acceptance by clients or financial consultants.

         The risks, uncertainties and other factors relevant to our strategy include, but may not necessarily be limited to, those discussed above, which risks, uncertainties and other factors may, individually or in the aggregate, have a material adverse effect on our consolidated business, results of operations and financial condition.

                                   SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      MERRILL LYNCH & CO., INC.
                                                (Registrant)


                                    By:  /s/ Andrea L. Dulberg
                                              Andrea L. Dulberg
                                              Secretary



Date:  June 1, 1999